Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

To Purchase for Cash

5  1/2% Convertible Senior Subordinated Notes due 2014

(CUSIP No. 018772AQ6)

of

ALLIANCE ONE INTERNATIONAL, INC.

Pursuant to the Offer to Purchase dated July 17, 2013

THE OFFER (AS DEFINED BELOW) WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, AT THE END OF FRIDAY, AUGUST 16, 2013, UNLESS EXTENDED AS DESCRIBED HEREIN (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”) OR EARLIER TERMINATED. REGISTERED HOLDERS (EACH, A “HOLDER” AND COLLECTIVELY, THE “HOLDERS”) OF THE CONVERTIBLE NOTES (AS DEFINED BELOW) MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR CONVERTIBLE NOTES AT OR PRIOR TO THE EXPIRATION TIME IN ORDER TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE (AS DEFINED BELOW). TENDERED CONVERTIBLE NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME.

Completed Letters of Transmittal and any other documents required in connection with tenders of the Convertible Notes listed above should be directed to the Information Agent and Tender Agent, at the address set forth below. Any requests for information concerning the Offer, for assistance in connection with the Offer, or for additional copies of the Offer to Purchase or related materials may be directed to the Information Agent and Tender Agent at the address or telephone numbers set forth below.

The Information Agent and Tender Agent for the Offer is:

D.F. King & Co., Inc.

By Regular, Registered or Certified Mail; Hand or Overnight Delivery:	By Facsimile Transmission: (for eligible institutions only) (212) 709-3328

D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, NY 10005 Attn: Elton Bagley	To confirm receipt of facsimile by telephone: (212) 493-6996

Banks and Brokers, Call Collect:

(212) 269-5550

All Others Call Toll Free:

(800) 423-2107

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY DOES NOT CONSTITUTE DELIVERY TO THE INFORMATION AGENT AND TENDER AGENT.

This document relates to the offer (the “Offer”) by Alliance One International, Inc., a Virginia corporation (“Alliance One”) to purchase for cash any and all of its $115 million aggregate principal amount of outstanding 5  1/2% Convertible Senior Subordinated Notes due 2014 (the “Convertible Notes”) at a purchase price equal to $1,030 per $1,000 principal amount of Convertible Notes purchased (the “Purchase Price”), plus accrued and unpaid interest on such Convertible Notes, if any, up to, but not including, the Payment Date (as defined in the Offer to Purchase) (“Accrued Interest”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 17, 2013 (as the same may be amended or supplemented, the “Offer to Purchase”) and this Letter of Transmittal (as the same may be amended or supplemented, the “Letter of Transmittal”). Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Offer to Purchase.

IF YOU DESIRE TO ACCEPT THE OFFER, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR CONVERTIBLE NOTES TO THE INFORMATION AGENT AND TENDER AGENT PRIOR TO THE EXPIRATION TIME.

This Letter of Transmittal is to be completed by a Holder desiring to tender the Convertible Notes unless such Holder is executing the tender through the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”). This Letter of Transmittal need not be completed by a Holder tendering through ATOP. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC before the Expiration Time.

Tenders of Convertible Notes may be withdrawn at any time prior to the Expiration Time. For a withdrawal of a tender of Convertible Notes to be effective, the Information Agent and Tender Agent must receive a written or facsimile transmission containing a notice of withdrawal prior to the Expiration Time, by mail, or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (i) specify the name of the Holder who tendered the Convertible Notes to be withdrawn, (ii) contain the aggregate principal amount represented by such Convertible Notes, (iii) contain a statement that such Holder is withdrawing the election to tender such Holder’s Convertible Notes, and (iv) unless transmitted through ATOP, be signed by the Holder in the same manner as the original signature on such Holder’s Letter of Transmittal, including any required signature guarantee(s), or be accompanied by evidence satisfactory to Alliance One that the person withdrawing the tender has succeeded to the beneficial ownership of the Convertible Notes. Any notice of withdrawal must identify the Convertible Notes to be withdrawn, including the name and number of the account at DTC to be credited, and otherwise comply with the procedures of the DTC.

For a description of the procedures to follow in order to tender or withdraw the Convertible Notes (through ATOP or otherwise), see “Procedures for Tendering and Withdrawing Convertible Notes” in the Offer to Purchase and the instructions to this Letter of Transmittal.

In order to properly complete this Letter of Transmittal, a Holder of Convertible Notes must:

•	complete the box below entitled “Method of Delivery”;

•	if appropriate, check and complete the boxes entitled “Special Issuance Instructions” and “Special Delivery Instructions”;

•	sign the Letter of Transmittal by completing the box entitled “Please Sign Here”; and

•	complete a Substitute Internal Revenue Service (“IRS”) Form W-9 (or, if applicable, an appropriate IRS Form W-8).

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE OFFER TO PURCHASE CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. The instructions included with this Letter of Transmittal must be followed.

The Offer is not being made to, and tenders of Convertible Notes will not be accepted from or on behalf of, Holders in any jurisdiction in which the making or the acceptance of the Offer would not be in compliance with the laws of such jurisdiction. In those jurisdictions where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of Alliance One by the Dealer Manager (as defined in the Offer to Purchase) or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

Alliance One expressly reserves the right, in its sole discretion but subject to applicable law, to (i) waive any and all of the conditions of the Offer prior to the Expiration Time, (ii) extend the Expiration Time of the Offer, (iii) amend the terms of the Offer or (iv) if any of the conditions to the Offer are not satisfied, terminate the Offer and not accept for payment any Convertible Notes tendered in the Offer.

THE OFFER HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), NOR HAS THE SEC PASSED UPON THE FAIRNESS OR MERITS OF THE OFFER OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS OFFER TO PURCHASE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THE OFFER TO PURCHASE OR IN THIS LETTER OF TRANSMITTAL AND OTHER MATERIALS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ALLIANCE ONE, THE DEALER MANAGER, THE INFORMATION AGENT AND TENDER AGENT OR ANY OTHER PERSON.

CONVERTIBLE NOTES MUST BE TENDERED BY BOOK-ENTRY TRANSFER TO THE

ACCOUNT MAINTAINED BY THE INFORMATION AGENT AND TENDER AGENT WITH DTC

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING THE BOX BELOW

METHOD OF DELIVERY*
Name of Tendering Institution:

Principal Amount of Convertible Notes Being Tendered:

DTC Participant Number:

Account Number with DTC:

Transaction Code Number:

* Need not be completed by Holders delivering in accordance with DTC’s ATOP procedure for transfer (see above).

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Offer to Purchase, the undersigned hereby tenders to Alliance One the principal amount of Convertible Notes indicated in the box above entitled “Method of Delivery.”

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Convertible Notes tendered herewith, the undersigned hereby:

•	sells, assigns and transfers to, or upon the order of, Alliance One, all right, title and interest in and to all of the Convertible Notes tendered hereby;

•

waives any and all other rights with respect to such Convertible Notes (including, without limitation, any existing or past defaults and their consequences in respect of such Convertible Notes and the indenture under which the Convertible Notes were issued);

•

releases and discharges Alliance One from any and all claims the undersigned may have now, or may have in the future arising out of, or related to, such Convertible Notes, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Convertible Notes, to convert the Convertible Notes into shares of Alliance One’s common stock or be entitled to any of the benefits under the indenture under which the Convertible Notes were issued; and

•

irrevocably constitutes and appoints the Information Agent and Tender Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Information Agent and Tender Agent also acts as the agent of Alliance One) with respect to such Convertible Notes, with full powers of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•	transfer ownership of such Convertible Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to Alliance One;

•	present such Convertible Notes for transfer on the relevant security register;

•

receive all benefits or otherwise exercise all rights of beneficial ownership of such Convertible Notes (except that the Information Agent and Tender Agent will have no rights to, or control over, funds from Alliance One, except as agent for the tendering Holders, for the Purchase Price and any Accrued Interest for any tendered Convertible Notes that are purchased by Alliance One); and

•	deliver to Alliance One this Letter of Transmittal;

all in accordance with the terms and subject to the conditions of the Offer, as described in the Offer to Purchase.

The undersigned acknowledges and agrees that a tender of Convertible Notes pursuant to any one of the procedures described in the Offer to Purchase under the caption “Procedures for Tendering and Withdrawing Convertible Notes” and in the instructions to this Letter of Transmittal will, upon Alliance One’s acceptance of such Convertible Notes, constitute a binding agreement between the undersigned and Alliance One upon the terms and subject to the conditions of the Offer to Purchase.

The Offer is subject to the conditions set forth in the Offer to Purchase under the caption “Conditions to the Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Alliance One, subject to applicable law) as more particularly set forth in the Offer to Purchase, Alliance One may not be required to accept for payment any of the Convertible Notes tendered by this Letter of Transmittal and, in such event, the Convertible Notes not accepted for payment will remain outstanding. In the event of a termination of the Offer, the Convertible Notes tendered by the undersigned will be returned to the undersigned as promptly as practicable.

The undersigned hereby represents and warrants that:

•	the undersigned has full power and authority to tender, sell, assign and transfer the Convertible Notes tendered hereby;

•

when such tendered Convertible Notes are accepted for purchase and paid for by Alliance One pursuant to the Offer, Alliance One will acquire good title thereto, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind; and

•

the undersigned will, upon request, execute and deliver any additional documents deemed by the Information Agent and Tender Agent or by Alliance One to be necessary or desirable to complete the sale, assignment and transfer of the Convertible Notes tendered hereby.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any subsequent transferees of the Convertible Notes.

In consideration for the purchase of the Convertible Notes pursuant to the Offer, the undersigned hereby waives, releases, forever discharges and agrees not to sue Alliance One or the Dealer Manager and Solicitation Agent (as identified on the last page of this Letter of Transmittal) or their respective former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the Offer), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against Alliance One or the Dealer Manager and the Solicitation Agent or their respective former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as a result of or in any manner related to:

•	the undersigned’s purchase, ownership or disposition of the Convertible Notes pursuant to the Offer; and

•	any decline in the value thereof up to and including the Payment Date (as defined in the Offer to Purchase), and thereafter, to the extent the Holder retains Convertible Notes.

Without limiting the generality or effect of the foregoing, upon the purchase of Convertible Notes pursuant to the Offer, Alliance One shall obtain all rights relating to the undersigned’s ownership of Convertible Notes (including, without limitation, the right to all interest payable on the Convertible Notes) and any and all claims relating thereto.

Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that any Convertible Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned by credit to the account of DTC. Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby request(s) that any checks for payment to be made in respect of the Convertible Notes tendered hereby be issued to the order of, and delivered to, the undersigned.

In the event that the “Special Issuance Instructions” box is completed, the undersigned hereby request(s) that any Convertible Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognize(s) that Alliance One has no obligation pursuant to the “Special Issuance Instructions” box to transfer any Convertible Notes from the names of the registered Holder(s) thereof if Alliance One does not accept for purchase any of the principal amount of such Convertible Notes so tendered. The right to have Convertible Notes registered and delivered in accordance with “Special Issuance Instructions” is subject any limitations or requirements of the indenture governing the Convertible Notes. In the event that the “Special Payment Instructions” box is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Convertible Notes tendered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated, subject to provision for payment of any applicable taxes being made.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders)

This Letter of Transmittal must be signed by the registered Holder(s) exactly as their name(s) appear(s) on a security position listing as the owner of such Convertible Notes on the books of the DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Alliance One of such person’s authority to act. See Instruction 1.

X

X
Signature(s) of Holder(s) or Authorized Signatory

Dated:	, 2013

Name(s):

Capacity (full title):

Address:

(Zip Code)

Area Code and Telephone No.:		( )

MEDALLION SIGNATURE GUARANTEE (If required — see Instructions 1 and 2 below)

(Name of Eligible Institution Guaranteeing Signature(s))

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:	, 2013

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 2, 3 and 6)

To be completed ONLY if Convertible Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear within this Letter of Transmittal or sent to an address different from that shown in the box above entitled “Please Sign Here” within this Letter of Transmittal.

Name (s)

Address

Telephone Number:

(Tax Identification or Social Security number)

DTC Account Number:

☐ Check here to direct a credit of Notes not tendered or not accepted for purchase delivered by book-entry transfer to an account at DTC.

DTC Account No.

Number of Account Party:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 2, 3 and 6)

To be completed ONLY if checks are issued payable to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box above entitled “Please Sign Here” within this Letter of Transmittal.

Name

(Please Print)

Address

(Zip Code)

(Taxpayer Identification or Social Security Number)

INSTRUCTIONS TO LETTER OF TRANSMITTAL

(Forming part of the terms and conditions of the Offer)

Forming Part of the Terms and Conditions of the Offer

1. Signatures on Letter of Transmittal. This Letter of Transmittal must be signed by the registered Holder(s) exactly as their name(s) appear(s) on a security position listing as the owner of such Convertible Notes on the books of the DTC or its participants.

If any of the Convertible Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Convertible Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Convertible Notes.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Alliance One of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered Holders of the Convertible Notes tendered hereby, no endorsements of Convertible Notes or separate instruments of transfer are required unless payment is to be made, or Convertible Notes not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Convertible Notes or instruments of transfer must be guaranteed by an Eligible Institution (as defined below).

2. Signature Guarantees. All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or FINRA, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered Holder(s) (which term, for purposes of this document, shall include any participant in the DTC system whose name appears on a security position listing as the owner of Convertible Notes) tendered hereby or (ii) such Convertible Notes are tendered for the account of an Eligible Institution.

3. Transfer Taxes. Except as set forth in this Instruction 3, Alliance One will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Convertible Notes to it, or to its order, pursuant to the Offer. If payment is to be made to, or if Convertible Notes not tendered or purchased are to be registered in the name of, any person(s) other than the Holder(s), or if tendered Convertible Notes are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the payment (and any remaining amount of transfer taxes will be billed directly to the Holder(s) or such other person(s)) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

4. Questions or Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Information Agent and Tender Agent at its address or telephone numbers set forth on the back cover of the Offer to Purchase. Holders may also contact the Dealer Manager at the telephone numbers set forth on the back cover of the Offer to Purchase or their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

5. Partial Tenders. Tenders of the Convertible Notes will be accepted only in integral multiples of $1,000 principal amount. The tendering Holder should fill in the principal amount tendered in the box above entitled “Method of Delivery.” The entire principal amount of Convertible Notes delivered to the Information Agent and Tender Agent will be deemed to have been tendered unless otherwise indicated.

6. Special Issuance and Special Payment Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Convertible Notes for principal amounts not tendered or not accepted for purchase or checks for payment of the Purchase Price and Accrued Interest are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated and an appropriate IRS form for such recipient must be completed. If no instructions are given, Convertible Notes not tendered or not accepted for purchase will be returned, and checks for payment of the Purchase Price and Accrued Interest will be sent, to the Holder of the Convertible Notes tendered. The undersigned recognizes that Alliance One has no obligation pursuant to either of the special instructions boxes if Alliance One does not accept for purchase any of the Convertible Notes so tendered or if provision for payment of any applicable transfer taxes is not made.

7. Waiver of Conditions. Subject to applicable law, Alliance One reserves the right, in its sole discretion, to amend or waive any or all of the conditions to the Offer on or prior to the Expiration Time.

8. Taxpayer Identification Number: Substitute IRS Form W-9 and Form W-8. To prevent backup withholding, each Holder tendering Convertible Notes that is a U.S. person must provide such Holder’s correct taxpayer identification number by completing the enclosed Substitute IRS Form W-9, certifying that (1) the taxpayer identification number provided is correct (or that such Holder is awaiting a taxpayer identification number), (2)(i) such Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified the Holder that such Holder is no longer subject to backup withholding, and (3) the Holder is a U.S. person.

If the Holder tendering Convertible Notes does not have a taxpayer identification number, such Holder should consult the enclosed Substitute IRS Form W-9 for instructions on applying for a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part I of the Substitute IRS Form W-9, sign and date the Substitute IRS Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If the Holder tendering Convertible Notes does not provide such Holder’s taxpayer identification number to the Information Agent and Tender Agent prior to payment, backup withholding will apply at a rate of 28%. Note: Writing “Applied For” on the form means that the Holder tendering Convertible Notes has already applied for a taxpayer identification number or that such Holder intends to apply for one in the near future.

If the Convertible Notes are registered in more than one name or are not in the name of the actual owner, consult the instructions on the enclosed Substitute IRS Form W-9 for information on which taxpayer identification number to report.

Certain Holders tendering Convertible Notes (including, among others, certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder tendering Convertible Notes that is a U.S. person must enter its correct taxpayer identification number in Part I of the Substitute IRS Form W-9 and sign and date the form. See the enclosed Substitute IRS Form W-9 for additional instructions. In order for a Holder that is not a U.S. person to qualify as exempt from backup withholding, such person must submit a completed IRS Form W-8BEN (or other appropriate IRS Form W-8), signed under penalty of perjury attesting to such exempt status. Such form (and additional IRS forms) may be obtained from the Information Agent and Tender Agent or the IRS at its Internet website: www.irs.gov.

If the Information Agent and Tender Agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the Holder may be subject to backup withholding of a portion of the reportable payments made with respect to the Convertible Notes and a $50 penalty imposed by the IRS. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of criminal and/or civil fines and penalties. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an over-payment of taxes, a refund may be obtained if the appropriate information is provided to the IRS in a timely manner.

Alliance One reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

For a general discussion of the U.S. federal income tax consequences of the Offer, Holders should review the section of the Offer to Purchase entitled “Material U.S. Federal Income Tax Consequences.”

9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of Convertible Notes pursuant to the procedures described in this Offer to Purchase and the Letter of Transmittal and the form and validity of all documents will be determined by Alliance One in its sole discretion. Alliance One reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of or payment for which may, upon the advice of counsel for Alliance One, be unlawful. Alliance One also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Convertible Notes, subject to applicable law. Any determination by Alliance One as to the validity, form, eligibility and acceptance of Convertible Notes for payment, or any interpretation by Alliance One as to the terms and conditions of the Offer, is subject to applicable law and, if challenged by Holders or otherwise, to the judgment of a court of competent jurisdiction. Alliance One is not obligated and does not intend to accept any alternative, conditional or contingent tenders. Unless waived, any irregularities in connection with tenders must be cured within such time as Alliance One shall determine. None of Alliance One or any of its affiliates or assigns, the Information Agent and Tender Agent, the Dealer Manager or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to a Holder for failure to give such notification. Tenders of Convertible Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Convertible Notes received by the Information Agent and Tender Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Information Agent and Tender Agent to the tendering Holders, unless otherwise provided in the Letter of Transmittal, as promptly as practical following the Expiration Time.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE IRS FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All section references, unless otherwise indicated, are to the Internal Revenue Code of 1986, as amended.

For this type of account	Give the SOCIAL SECURITY number of—	For this type of account	Give the EMPLOYER IDENTIFICATION number of—

1. Individual	The individual	1. Disregarded entity not owned by an individual	The owner

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	2. A valid trust, estate, or pension trust	The legal entity (4)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	3. Corporate or LLC electing corporate status on IRS Form 8832	The corporation

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	4. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)	5. Partnership or multi-member LLC	The partnership

5. Sole proprietorship or disregarded single member limited liability company owned by an individual (“LLC”)	The owner (3)	6. A broker or registered nominee	The broker or nominee

		7. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	If you are an individual, you must show your individual name, and you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one), but the IRS encourages you to use your social security number.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE IRS FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), Form SS-4, Application for Employer Identification Number (for business and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) and apply for a number. You may obtain these forms at an office of the Social Security Administration or from the Internal Revenue Service or “IRS” (web site at www.irs.gov).

If you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number, sign and date the form, and give it to the payer. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a taxpayer identification number and give it to the payer before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your taxpayer identification number to the taxpayer identification number.

Note: Entering “Applied For” means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (5) and (7) through (13), C corporations and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.
(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

In general, payments that are not subject to information reporting are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Exempt payees described above should file a Substitute IRS Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

If you are a nonresident alien or a foreign entity not subject to backup withholding, please complete, sign and return an appropriate Form W-8 (which may be obtained from the Tender Agent or the IRS website at www.irs.gov) to establish your exemption from backup withholding.

Privacy Act Notice. Section 6109 requires you to give taxpayer identification numbers to payers who must file an information return with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Statements with Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number. If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE IRS FORM W-9

PAYER’S NAME: D.F. King & Co., Inc., as Tender Agent

SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part I—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number or Employer Identification Number

Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9 and complete as instructed therein.

Part III—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).

Part IV—Check the box if you are awaiting your TIN ☐

SIGNATURE: DATE: , 2013 NAME (as shown on your income tax return): ADDRESS: ENTITY TYPE: ☐ Individual/ Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other (specify)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE IRS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE IRS FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments pursuant to the Offers made to me thereafter will be withheld until I provide a number. If I do not provide a TIN by the Settlement Date, any amounts withheld will be sent to the IRS as backup withholding.

Signature:                                                                   Date:         , 2013

The Tender Agent for the Offer is:

D.F. King & Co., Inc.

By Regular, Registered or Certified Mail; Hand or Overnight Delivery:	By Facsimile Transmission: (for eligible institutions only) (212) 709-3328

D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, NY 10005 Attn: Elton Bagley	To confirm receipt of facsimile by telephone: (212) 493-6996

Any questions regarding procedures for tendering Convertible Notes or requests for additional copies of this Offer to Purchase, the Letter of Transmittal or other materials should be directed to the Information Agent at the telephone numbers and address listed below. A Holder may also contact the Dealer Manager at the telephone number set forth below or such Holder’s broker, dealer, custodian, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers, Call Collect:

(212) 269-5550

All Others Call Toll Free:

(800) 423-2107

The Dealer Manager for the Offer is:

Deutsche Bank Securities Inc.

Attention: Liability Management Group

60 Wall Street, 2nd Floor

New York, NY 10005

Call Collect: (212) 250-7527

Call Toll Free: (855) 287-1922